UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      August 15, 2011

Blue Ridge Real Estate Company
Big Boulder Corporation

(Exact Name of Registrant Specified in Charter)

	0-28-44 (Blue Ridge)	24-0854342 (Blue Ridge)
Pennsylvania (State or Other Jurisdiction of Incorporation)	0-28-43 (Big Boulder) (Commission File Number)	24-0822326 (Big Boulder) (I.R.S. Employer Identification No.)

P. O. Box707, Route 940 and Moseywood Road, Blakeslee, Pennsylvania (Address of Principal Executive Offices)	18610-0707 (Zip Code)

(570) 443-8433
(Registrant’s telephone number, including area code)

Not Applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

            On August 15, 2011, Blue Ridge Real Estate Company (the “Company”) and The Conservation Fund (the “Purchaser”) entered into an amendment (the “Amendment”) to the Agreement of Sale, dated February 17, 2011, between the Company and the Purchaser (referred to as the “Phase 3 Agreement”) for raw land owned by the Company.  Under the Phase 3 Agreement, the Company agreed to sell the Purchaser land located in Thornhurst Township, Lackawanna County, Pennsylvania, consisting of approximately 376 acres (the “Property”), for a purchase price of $1,600,000, $5,000 of which was paid by the Purchaser as a deposit within five business days of the effective date of the Phase 3 Agreement, and the remainder of which is payable to the Company at the closing.

            Prior to the Amendment, the Phase 3 Agreement provided that the Purchaser had until August 16, 2011, or 180 days, to perform any due diligence it deemed necessary to satisfy itself as to the feasibility of proceeding with its acquisition of the Property (the “Inspection Period”). The Phase 3 Agreement further provided that the closing for the sale of the Property take place on or before 30 days following the expiration of the Inspection Period. The Amendment provides that (i) the end of Inspection Period will be extended from August 16, 2011to February 16, 2012and (ii) closing shall not occur before November 1, 2011.  All other terms and conditions of the Phase 3 Agreement in effect prior to the Amendment remain in effect.

            The foregoing is a summary description of certain terms of the Phase 3 Agreement and the Amendment and, by its nature, is incomplete. This description is qualified in its entirety by the text of the Phase 3 Agreement and the Amendment, which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference. All readers are encouraged to read the entire text of the Phase 3 Agreement and the Amendment.

     Item 9.01 Financial Statements and Exhibits.

   (d)   Exhibits.

Exhibit No.                  Description

10.1

Agreement of Sale, Phase 3, dated February 17, 2011between Blue Ridge Real Estate Company and The Conservation Fund for the purchase of 376 acres located in ThornhurstTownship, Lackawanna County, Pennsylvania. (filed February 18, 2011as Exhibit 10.1 to Form 8-K and incorporated herein by reference.)

10.2

First Amendment to Agreement of Sale, Phase 3, dated August 15, 2011between Blue Ridge Real Estate Company and The Conservation Fund for the purchase of 376 acres located in ThornhurstTownship, Lackawanna County, Pennsylvania.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                BLUE RIDGE REAL ESTATE COMPANY
BIG BOULDER CORPORATION

Date: August 18, 2011                                                 By:     /s/ Eldon D. Dietterick

                                                                                   Name:  Eldon D. Dietterick

                                                                                   Title:    Executive Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
10.1

Agreement of Sale, Phase 3, dated February 17, 2011between Blue Ridge Real Estate Company and The Conservation Fund for the purchase of 376 acres located in ThornhurstTownship, Lackawanna County, Pennsylvania. (filed February 18, 2011as Exhibit 10.1 to Form 8-K and incorporated herein by reference.)

10.2

First Amendment to Agreement of Sale, Phase 3, dated August 15, 2011between Blue Ridge Real Estate Company and The Conservation Fund for the purchase of 376 acres located in ThornhurstTownship, Lackawanna County, Pennsylvania.